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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 9, 1998

                           HOST MARRIOTT CORPORATION
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             (Exact name of registrant as specified in its charter)

        DELAWARE                  001-05664                53-0085950
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 (STATE OR OTHER JURISDICTION    (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION OF        FILE NUMBER)          IDENTIFICATION NO.)
         ORGANIZATION)

10400 FERNWOOD ROAD, BETHESDA, MARYLAND                                20817
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES                              (ZIP)CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (301) 380-9000

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ITEM 5. OTHER EVENTS
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        SENIOR NOTES OFFERING
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     On December 9, 1998, Host Marriott Corporation, ("Host Marriott"), Host
Marriott Hospitality, Inc., its wholly owned subsidiary ("Hospitality"), HMH Properties, Inc. (the "Company") an indirect wholly-owned subsidiary of Host Marriott and a direct wholly-owned subsidiary of Hospitality, and certain subsidiaries of the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Donaldson, Lufkin & Jenrette Securities Corporation, BT Alex. Brown Incorporated, Barclays Capital Inc., Bear, Stearns & Co. Inc., Credit Lyonnais Securities (USA) Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nationsbanc Montgomery Securities LLC, Salomon Smith Barney Inc. and SG Cowen Securities Corporation (collectively, the "Underwriters"). Subject to the terms and conditions contained in the Underwriting Agreement, the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of 8.45% Series C Senior Notes due 2008 ("Series C Notes"). The Series C Notes are fully and unconditionally guaranteed by Host Marriott, Hospitality and by certain of the Company's subsidiaries. The price to the public for the Series C Notes was 99.664%, with underwriting discounts and commissions of 1.664% of the principal amount at maturity, generating expected net proceeds to the Company (after deducting estimated expenses of the offering) of approximately $488,000,000. The Series C Notes were sold pursuant to a Registration Statement on Form S-3 (File No. 333-50729) as amended by Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 1 to the Registration Statement which became effective on December 7, 1998. The offering of the Series C Notes was consummated on December 11, 1998.

   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     7(c).  EXHIBITS
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     *1.1   Underwriting Agreement dated December 9, 1998 among HMH Properties,
Inc., certain guarantors signatories thereto, Donaldson, Lufkin & Jenrette Securities Corporation, BT Alex. Brown Incorporated, Barclays Capital Inc., Bear, Stearns & Co. Inc., Credit Lyonnais Securities (USA) Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nationsbanc Montgomery Securities LLC, Salomon Smith Barney Inc. and SG Cowen Securities Corporation.

      4.1 Amended and Restated Indenture dated as of August 5, 1998, by and among HMH Properties, Inc., the Guarantors and the Non-Guarantors named therein and Marine Midland Bank, as Trustee (incorporated by reference to Current Report on Form 8-K of Host Marriott Corporation dated July 29, 1998, filed on August 6,
1998)

     *4.2   Second Supplemental Indenture to Amended and Restated Indenture
dated as of December 11, 1998 among HMH Properties, the Guarantors and Subsidiary Guarantors named in the Amended and Restated Indenture, dated as of August 5, 1998 and Marine Midland Bank, as trustee (including the form of 8.45% Series C Senior Notes due 2008).

      4.3 Pledge and Security Agreement, dated as of August 5, 1998 made by pledgors signatory thereto in favor of Bankers Trust Company, as Collateral Agent for the benefit of the Secured Creditors (as defined therein) (incorporated by reference to Registration Statement on Form S-3 of Host Marriott and certain other Co-Registrants (File No. 333-50729).

     *25.1 Statement of Eligibility and Qualifications on Form T-1 of Marine Midland Bank, as Trustee, under the Indenture, with respect to the Series C Senior Notes.

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*  Filed herewith

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Host Marriott Corporation

                                        /s/ Christopher G. Townsend
                                        ---------------------------
December 11, 1998                       Christopher G. Townsend
                                        Senior Vice President and
                                        General Counsel

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